January 29, 2015

BNY MELLON FUNDS TRUST - BNY Mellon Municipal Opportunities Fund Supplement to Prospectus dated December 31, 2014

The following information supersedes any contrary information contained in the sections of the Fund's Prospectus entitled "Fund Summary – BNY Mellon Municipal Opportunities Fund" and "Shareholder Guide – Buying, Selling and Exchanging Shares - BNY Mellon Municipal Opportunities Fund Will Be Closed to Most New and Existing Investors":

Effective as of the close of business on February 27, 2015 (the closing date), the fund will be closed to new and existing investors. Accordingly, no purchases of fund shares will be permitted after the closing date. However, holders of fund shares who elected on or before the closing date to have any dividends and/or other distributions paid by the fund automatically reinvested in shares of the fund will be permitted to continue such automatic reinvestments, and Dreyfus Yield Enhancement Strategy Fund will be permitted to continue to purchase fund shares.